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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 4, 2003



                          DOCUCORP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE                       00-1033864                     75-2690838
 (State of                    (Commission File                (IRS employment
incorporation)                     Number)                   identification no.)


                    5910 NORTH CENTRAL EXPRESSWAY, SUITE 800
                               DALLAS, TEXAS 75206
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 214-891-6500


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 4,2003, the Company issued a press release regarding the repurchase of its common stock. A copy of the press release is furnished herewith as Exhibit 99.1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DOCUCORP INTERNATIONAL, INC.



Date: June 4, 2003                  By: /s/ John H. Gray
                                        ---------------------------------------
                                            John H. Gray,
                                            Senior Vice President, Finance and
                                            Administration




                                       2
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

 99.1                    Press Release dated June 4, 2003